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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 17, 2001







                               PJ AMERICA, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                      0-21587                61-1308435
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                              2300 Resource Drive
                           Birmingham, Alabama 35242
                   (Address of principal executive offices)


                                (205) 981-2800
             (Registrant's telephone number, including area code)

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Item 5. Other Events

On January 16, 2001, PJ America, Inc., a Delaware Corporation (the "Company") had several announcements. The Company announced fourth quarter 2000 revenues and negative comparable restaurant sales of 1.1%.

The Company also announced opening 6 restaurants during the fourth quarter, Louis M. Romanus hired as Chief Operating Officer, Kim V. Knapp elected as a new board member and February 13, 2001 would be the earnings release date.




Exhibit No.     Description of Exhibit
-----------     ----------------------

    99 PJ America, Inc. Press Release dated January 16, 2001 announcing 2000 Sales Results and Other Announcements.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PJ AMERICA, INC.




Date: January 17, 2001                By    /s/ D. Ross Davison
                                         --------------------------
                                              D. Ross Davison
                          Vice President Administration, Chief Financial Officer
                               And Treasurer (Principal Financial Officer)